September 4, 2026
U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Re:	Prudential Discovery Select Group Variable Contract Account
(File No. 811-08091)

Discovery Select Group Retirement Annuity
(File No. 333-23271)

Dear Commissioners:
On behalf of The Prudential Insurance Company of America and the Prudential Discovery Select Group Variable Contract Account (the “Account”), please accept this information concerning the filing of the semi-annual reports made with the Securities and Exchange Commission (the “Commission”) by the underlying mutual funds or portfolios, as applicable, within this group variable annuity. Pursuant to Rule 30d-1 of the Investment Company Act of 1940 (the “Act”), each fund company listed below filed a report on Form N-CSRS with the Commission. Pursuant to Rule 30e-2(a) of the Act, the Account transmitted those reports to its shareholders of record. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act. We hereby incorporate by reference the following semi-annual reports with respect to the fund companies specified below:

Fund Company	1940 Act Registration No.

AB Variable Products Series Fund, Inc.	811-05398
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
Janus Aspen Series	811-07736
MFS® Variable Insurance Trust	811-08326
Prudential Series Fund	811-03623
T. Rowe Price Equity Series, Inc.	811-07143
T. Rowe Price International Series, Inc.	811-07145

If you have any questions regarding this filing, please contact me at Elaina.Ditillo@empower.com.

Sincerely,

/s/ Elaina Ditillo
Elaina Ditillo, as agent for
The Prudential Insurance Company of America